                                                             EXHIBIT 99.906.CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     In connection with the shareholder report of American Century International
Bond Funds (the "Registrant") on Form N-CSR for the period ending June 30, 2006
(the "Report"), we, the undersigned, certify, pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the requirements of
               Section 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and
               results of operations of the Registrant.

Dated:  August 24, 2006

                                            /s/ William M. Lyons
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                                            William M. Lyons
                                            President
                                            (chief executive officer)

                                            /s/ Maryanne L. Roepke
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                                            Maryanne L. Roepke
                                            Sr. Vice President, Treasurer, and
                                            Chief Financial Officer
                                            (chief financial officer)